IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

                      [AMERICAN BEACON SELECT FUNDS LOGO]

                    U.S. Government Money Market Select Fund
    Supplement Dated November 20, 2009 to the Prospectus dated March 1, 2009
             As Supplemented June 5, 2009 and October 15, 2009
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On November 18, 2009, the Select Funds Board approved a change in the principal investment strategies of the U.S. Government Money Market Select Fund (the "Fund"). Effective January 20, 2010, the section titled "Principal Strategies" is replaced with the following:

The Fund invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements that are collateralized by such obligations and other investment companies that limit their investments to the foregoing securities.

Ordinarily, the Fund will invest a significant portion of its assets, directly or indirectly, in U.S. Government securities and in debt obligations of U.S. Government-sponsored enterprises, including the Federal National Mortgage association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal Home Loan Banks ("FHLB"), and Federal Farm Credit Banks ("FFCB"). Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Freddie Mac and FFCB are supported by the right to borrow from the U.S. Treasury, and FHLB and Fannie Mae are supported by the U.S. Treasury's discretionary authority to purchase their securities. The Fund's investments may also include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds) and obligations issued by the Government National Mortgage Association (commonly referred to as Ginnie Mae), which are backed by the full faith and credit of the U.S. Government.

The Fund may invest up to 20% of its assets in securities eligible for money market funds, as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended, that have been determined to present minimal credit risk by the Manager pursuant to guidelines approved by the Board of Trustees, including repurchase agreements.

Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted maturity of the Fund will not exceed 90 days.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund's name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

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THIS SUPPLEMENT IS BEING SENT TO SHAREHOLDERS 60 DAYS IN ADVANCE OF THE CHANGE.

PLEASE RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.